EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and in connection with this quarterly report on Form 10-Q of Cortelco Systems Puerto Rico, Inc. ("Small business issuer") for the nine months ended April 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Juan Carlos Ramos, Chief Executive Officer, and Francisco Sanchez, Chief Financial Officer of small business issuer, hereby certify, that:

1.

The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this report fairly presents, in all material respects, the financial condition and results of operations of small business issuer.

Date: June 15, 2009

/s/   Juan Carlos Ramos
Juan Carlos Ramos
Chief Executive Officer

/s/   Francisco Sanchez
Francisco Sanchez
Chief Financial Officer